Exhibit (24)* to Report
                              on Form 10-K for Fiscal
                              Year Ended June 30, 1998
                           by Parker-Hannifin Corporation





                                 Power of Attorney




              *Numbered in accordance with Item 601 of Regulation S-K.

Securities and Exchange Commission
Washington, D.C.   20549

                        Re:  Parker-Hannifin Corporation

    Commission File No. 1-4982
    Annual Report on Form 10-K
    Authorized Representatives

Gentlemen:

Parker-Hannifin Corporation (the "Company") is the issuer of Securities registered under Section 12(b) of the Securities Exchange Act of 1934 (the "Act"). Each of the persons signing his name below confirms, as of the date appearing opposite his signature, that each of the following "Authorized Representatives" is authorized on his behalf to sign and to submit to the Securities and Exchange Commission Annual Reports on Form 10-K and amendments thereto as required by the Act:

                             Authorized Representatives

                                 Duane E. Collins
                                 Michael J. Hiemstra
                                 Dennis W. Sullivan
                                 Thomas A. Piraino, Jr.

Each person so signing also confirms the authority of each of the Authorized Representatives named above to do and perform, on his behalf, any and all acts and things requisite or necessary to assure compliance by the signing person with the Form 10-K filing requirements. The authority confirmed herein shall remain in effect as to each person signing his name below until such time as the Commission shall receive from such person a written communication terminating or modifying the authority.

                             Date                                        Date

  P. S. Parker               9/15/98        Hector R. Ortino           9/15/98
  P. S. Parker, Chairman of                 H. R. Ortino, Director
  the Board of Directors
  D. E. Collins              9/8/98
  D. E. Collins, Principal
  Executive Officer and Director
  M. J. Hiemstra             9/15/98        P. G. Schloemer            9/15/98
  M. J. Hiemstra, Principal                 P. G. Schloemer, Director
  Financial Officer
  H. C. Gueritey, Jr.        9/15/98        Wolfgang R. Schmitt        9/15/98
  H. C. Gueritey, Jr.,                      W. R. Schmitt, Director
  Principal Accounting Officer
  J. G. Breen                 9/15/98       D. L. Starnes              9/15/98
  J. G. Breen, Director                     D. L. Starnes, Director

  Paul C. Ely, Jr.           9/15/98        Stephanie Streeter         9/15/98
  P. C. Ely, Jr., Director                  S. A. Streeter, Director

  Allan H. Ford              9/8/98         D. W. Sullivan             9/7/98
  A. H. Ford, Director                      D. W. Sullivan, Director

  P. W. Likins               9/8/98
  P. W. Likins, Director